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                                                                    Exhibit 10.1

                              RED BELL BREWING CO.

                          DEBENTURE PURCHASE AGREEMENT

                     THIS DEBENTURE HAS NOT BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933
                        OR ANY APPLICABLE STATE STATUTE


     The Debenture Purchase Agreement is made this 12th day of August, 1996, by and between RED BELL BREWING CO., a Pennsylvania corporation, having an address at 3100 West Jefferson Street, Philadelphia, Pennsylvania 19121 ("Company"), and RED BELL PARTNERS, L.P., a Pennsylvania limited partnership ("Obligee"), having an address at 334 Louella Avenue, Wayne, PA 19087.

     1. Company has authorized the issue of a Four Hundred Sixty Thousand Dollars ($460,000) 5% Convertible Subordinated Debenture, due August 1, 2006 ("Date of Maturity") (the "Debenture"). The Debenture shall be substantially in the form attached hereto.

     2. Company agrees to sell to Obligee and, subject to the terms and conditions herein set forth, Obligee agrees to purchase from Company, the Debenture, such purchase and delivery to be made at the time of execution hereof, at which time Company will deliver the Debenture to Obligee against payment of the purchase price thereof wired to the Company in immediate funds. Such purchase price shall be an amount equal to the principal amount of the Debenture.
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     3. Interest on the unpaid principal balance of the Debenture at the rate of five percent (5%) per annum, from the date of the Debenture, shall be payable semi-annually, on the 1st day of February and the 1st day of August in each year, commencing February 1, 1997, at the address of Obligee set forth above or such other place as Obligee may designate in writing.

     4. Each semi-annual payment of interest shall be payable on the date due by a certificate representing that number of shares of common stock of Company, no par value ("Common Stock") equal to such semi-annual interest payment divided by the Conversion Price (as hereinafter defined) in effect at the time of such interest payment, until the occurrence of the earlier of:

          (a) The conversion of the Debenture, or

          (b) August 1, 2000. In such event, the certificate for the shares of Common Stock representing payment of interest due August 1, 2000, shall be delivered to Obligee as soon as practicable thereafter. All payments of interest thereafter shall be made in cash.

     5. Subject to the provisions of paragraph 8 providing for earlier conversion rights, during the period commencing on the first anniversary of the Debenture and ending on the Date of Maturity, Obligee shall have the right, at its option, subject to the terms and conditions of this Agreement, to convert the entire principal balance of the Debenture or, any portion thereof, but not less than (a) twenty-five percent (25%) of the original principal balance of the Debenture or (b) the then outstanding principal balance of the Debenture, whichever is the lesser, into fully paid and non-assessable shares ("Shares") of the Common Stock at the initial Conversion Price of Two Dollars ($2.00) per share. The Conversion
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Price is subject to adjustment as hereinafter provided. To effect the conversion, Obligee shall deliver the following to Company at its office:

      (a)   The Debenture;

      (b) A notice signed by Obligee stating that it is exercising its right to convert the Debenture into Shares, specifying the percentage being converted and the Conversion Price;

      (c)   A certification signed by Obligee that Obligee:

         (1) Represents and warrants that Obligee is acquiring the Shares for its own account for the purpose of investment and not with a view toward or for sale in connection with any distribution or resale of the Debenture (except that Obligee may distribute the Shares to its partners in the event of dissolution of Obligee);

         (2) Agrees not to see the Shares within twelve (12) months after date of conversion; and

         (3) Acknowledges having received written notice of its right to withdraw its acceptance without incurring any liability to Company, within two (2) business days after Obligee made the initial payment for the Debenture; and

      (d) Such other instruments reasonably required by Company, in form reasonably satisfactory to Company, duly executed by Obligee or by its duly authorized representative.


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     6.  As promptly as practicable after the Debenture shall have been surrendered as aforesaid, Company shall issue and deliver to Obligee or its duly authorized representative (a) a certificate or certificates representing the number of Shares into which the Debenture is converted, and (b) if any principal amount of such Debenture remains unpaid after such conversion, a new Debenture, substantially in the form of exhibit A, dated the date to which interest has been paid on the Debenture surrendered for conversion, in the aggregate principal amount equal to such unpaid principal amount. Except as set forth in paragraph 8, such conversion shall be deemed to have been effected at the later of the close of business on the date of surrender of the Debenture as aforesaid, or the satisfaction of the conditions set forth in paragraph 12, and, at such time, the rights of Obligee as the holder of the Debenture shall cease and Obligee shall be deemed to have become the shareholder of record of the Shares. Obligee shall have no rights as a shareholder prior to conversion.

     7. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a) In case Company shall at any time after the date of the Debenture issue or sell, or is, in accordance with subparagraph 7.(b) through 7.(h) hereof, deemed to have issued or sold, any shares of Common Stock (other than any shares issued in payment of any dividend or distribution payable in Common Stock) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then, upon such issuance or sale, the Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then existing Conversion



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Price and (b) the consideration, if any, received by Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

     (b) In case Company shall at any time after the date of the Debenture in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange of the Debenture, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect

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immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 7.(d) hereof, no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.
     (c) In case Company shall after the date of the Debenture in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to Company upon the conversion or exchange of the Debenture, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or

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sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 7.(d) hereof, no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and
(b) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this paragraph 7, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

     (d) If the purchase price provided for in any Option referred to in subparagraph 7.(b) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 7.(b) or 7.(c) hereof, or the rate at which Convertible Securities referred to in subparagraph 7.(b) or 7.(c) hereof are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted,

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issued or sold, but only if as a result of such adjustment the Conversion
Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

     (e) In case Company shall at any time after the date of the Debenture declare a dividend or make any other distribution upon any stock of Company payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

     (f) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or


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     concessions paid or allowed by Company in connection therewith. In case any
     Options shall be issued in connection with the issue and sale of other securities of Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board.

        (g) In case Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
     (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        (h) The disposition of any shares of Common Stock owned or held by or for the account of Company shall be considered an issue or sale of Common Stock for the purpose of this paragraph 7.

     8. In case at any time Company shall propose:

        (a) to pay any dividend payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the shareholders of its Common Stock; or

        (b) to offer for subscription to the shareholders of Common Stock any additional shares of any class or any other rights; or


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          (c)  any capital reorganization or reclassification of its shares, or the consolidation or merger of Company with another corporation; or

          (d)  the voluntary dissolution, liquidation or winding up of Company;
     or

          (e) any sale, lease or other conveyance to another person or persons of the assets of Company as an entirety or substantially as an entirety,

then and in any one or more of said cases, Company shall cause at least thirty
(30) days' prior notice of the date on which (x) the books of Company shall close, or a record be taken for such stock dividend, distribution or subscription rights, or (y) such capital reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, sale, lease or other conveyance shall take place, as the case may be, to be mailed by first class mail, postage prepaid, to Obligee at the address as specified herein. Such notice shall describe the particular event in reasonable detail. Upon receipt of such notice, Obligee shall have the right to exercise the conversion rights set forth in paragraph 5 hereof, and such conversion shall be deemed to be effective at such time as Obligee exercises such conversion rights notwithstanding the provisions of paragraph 6 hereof.

     9. In case of any reclassification or change of the outstanding shares of capital stock of Company then issuable upon conversion of the Debenture (other than a change in par value, or from par value to no par value, or from no par value to par value, or a change of such shares into a greater or lesser number of shares of the same or a different par value or without par value) or in case of any consolidation or merger of Company with or into another person (other than a merger with a subsidiary in which merger Company is the continuing corporation and which does not result in any reclassification, change or

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conversion of the outstanding shares of capital stock of Company of the class then issuable upon conversion of the Debenture) or in case of any sale, lease or other conveyance to another person or persons of the assets of Company as an entirety of substantially as an entirety, Company shall, as a condition precedent to any such transaction, cause effective provision to be made so that Obligee shall have the right thereafter, by converting the Debenture, to receive the kind and amount of shares of stock of any class, other securities and/or property receivable upon such reclassification, change, consolidation, merger, sale, lease or other conveyance by a shareholder of the number of shares of Common Stock which such shareholder would have been entitled to receive if such shareholder had been entitled to convert and had converted the entire principal amount of the Debenture into Common Stock immediately prior to such reclassification, change, consolidation, merger, sale, lease or other conveyance. Company shall give notice to the Obligee of the consummation of such reclassification, change, consolidation, merger, sale, lease or other conveyance not later than ten (10) days after the consummation of the Debenture. Such notice shall describe the particular event in reasonable detail. Any such provision shall include provision for the adjustments provided for in this paragraph. These provisions shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, leases and other conveyances.

     10. Before taking any action which would cause the number of shares of Common Stock of Company of the class issuable upon conversion of the Debenture to exceed the number of authorized and unissued shares of Common Stock of Company of such class available for that purpose, Company shall take such corporate action as may be necessary to

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cause its authorized and unissued Common Stock of such class available for that purpose to equal not less than the number of shares of Common Stock of such class which after such action shall be issuable upon conversion of the aggregate principal amount of the Debenture. Company covenants that it shall at all times reserve and keep available out of its authorized Common Stock of the class issuable upon conversion of the Debenture, solely for the purpose of issue upon conversion of the Debenture as herein provided, such number of shares of such Common Stock as shall then be issuable upon the conversion of the Debenture. Company agrees that it will take any corporate action which may, in the opinion of its counsel, be necessary in order that Company may validly issue fully paid and non-assessable shares of Common Stock at the Conversion Price.

     11. Upon any adjustment of the Conversion Price, then and in each such case Company shall give written notice thereof, by first class mail, postage prepaid, to Obligee at its address specified herein stating the Conversion Price resulting from such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such adjustment is based.

     12. The conversion is subject to the condition that, if Company will determine that the satisfaction of withholding obligations, or that listing, registration or qualification of the Shares deliverable on such conversion on any securities exchange or under any federal or state law, or that the consent of any regulatory of self-regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the purchase or delivery of the Shares, then such conversion shall not be effective unless and until such withholding, listing, registration, qualification, consent or approval will have been effected or obtained


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free of any condition not acceptable to Company. Company will use its best efforts to effect such withholding, listing, registration, qualification, consent or approval so that the conversion shall become effective as exercised.

     13. If, at such time as Company first makes an underwritten public offering of the Common Stock registered under the Securities Act of 1933 ("Public Offering"), the Public Offering price per share is less than the Conversion Price in effect immediately prior thereto, the Conversion Price shall immediately be decreased to the per share Public Offering price. If the Public Offering price is greater than the Conversion Price, no adjustment shall be made.

     14. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

          (a) promptly give to Obligee or the registered owner(s) (collectively the "Holders") of any Warrants or any shares of Common Stock issued upon the conversion of or payment of interest on the Debenture or exercise of the Warrants (collectively the "Registrable Securities") written notice thereof, which shall include a list of the jurisdictions in which Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and

          (b) include in such registration and any related qualification under blue sky laws or other compliance, and in any underwriting involved therein, the Registrable


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     Securities upon the written request or requests made by any Holder within thirty (30) days after receipt of the written notice from Company described in clause 14.(a) hereof, subject to the provisions of paragraph 15 hereof; provided, however, that the Holders shall not be entitled to include in the initial Public Offering (as described in paragraph 13 hereof) more than an aggregate of 20% of the Registrable Securities held by the Holders at the time of such Public Offering.

     15. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 14(a) hereof. In such event, the right of any Holder to registration pursuant to paragraph 14 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall, together with Company and the and other shareholders distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the representative(s) of the underwriter(s) selected by the Board of Directors of Company, which underwriter(s) are reasonably acceptable to a majority-in-interest of the participating Holders of Registrable Securities. Notwithstanding any other provision of paragraph 14, if the representatives of the underwriter(s) advise Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative(s) may, subject to the allocation priority set forth in this paragraph 15, limit the number of Registrable Securities to be included in the registration and underwriting. Company shall so advise all holders of

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securities requesting registration, and the number of shares of securities that are entitled to be included in the registration shall be limited as follows:

          (a) the last to be excluded from such registration shall be the Company or the security holder who, in either case, initiated such registration;

          (b) the second to last to be excluded from such registration shall be the Registrable Securities of the Holders; Seventy-five Thousand shares of other existing shareholders (the "Other Rightsholders"); and the payee (presently known as DWH, Inc.) under the proposed 9% convertible subordinated note of Company, or derivative thereof ("DWH"), among all such persons in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they held at the time of filing the registration statement, it being understood that for purposes of this paragraph 15.(b), 18.(b), DWH shall be deemed to hold not more than 435,000 shares of Registrable Securities; and

          (c) the first to be excluded from such registration shall be the Company, if it did not initiate such registration, and all other security holders of Company. If any Holder of Registrable Securities or any officer, director or other shareholder disapproves of the terms of any such underwriting, such person shall withdraw therefrom by written notice to the Company and the representative(s). Any Registrable Securities or other Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     16. If after the closing of Company's initial Public Offering (as defined in paragraph 13 hereof), Company shall receive from the Holders at any time a written request that

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Company effect any registration with respect to all or a part of the
Registrable Securities (the "Initiating Holders"), Company will:

          (a) promptly give written notice of the proposed registration to all other Holders; and

          (b) as soon as practicable, use its reasonable best efforts to effect such registration, including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act, as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Initiating Holder or Holders joining such request as are specified in a written request given within thirty (30) days after receipt of such written notice from Company; provided that Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this paragraph:

               (1) in any particular jurisdiction in which Company would be required to effectuate a general consent to service of process in effecting such registration, qualification or compliance, unless Company is already subject to service in such jurisdiction, and except as may be required by the Securities Act or applicable rules or regulations thereunder;

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               (2)  after Company has effected three (3) such registrations pursuant to this paragraph and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; or

               (3) if the aggregate number of the Registrable Securities which are requested to be registered by such Initiating Holder(s) is less than that number equal to twenty percent (20%) of the number of shares of Common Stock issued or issuable upon conversion of this Debenture.

     Subject to the foregoing clauses (1), (2) and (3), Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of paragraph 18 hereof, include other securities of Company which are held by officers or directors of Company or which are held by persons who, by virtue of agreement with Company heretofore entered into, are entitled to include their securities in any such registration (the "Other Shareholders"), and may include securities of Company being sold for the account of Company.

     17. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise Company as a part of their request made pursuant to paragraph 16 hereof and Company shall include such information in the written notice referred to in paragraph 16.(a) hereof. The right of any Initiating Holder to registration pursuant to paragraph 16 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the


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underwriting, unless otherwise mutually agreed by a majority-in-interest of the
Initiating Holders and such Holder with respect to such participation and inclusion, to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities of such Holder.

     18. If Company shall request inclusion in any registration pursuant to paragraph 16 of securities being sold for its own account, or if officers or directors of Company holding other securities of Company or Other Shareholders shall request inclusion in any registration pursuant to paragraph 16, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of Company and such officers, directors and Other Shareholders in the underwriting. Company shall, together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the representative(s) of the underwriter or underwriters selected for such underwriting by a majority-in-interest of the Initiating Holders, which underwriter(s) are reasonably acceptable to Company. Notwithstanding any other provision of paragraph 16, if the representative(s) of the underwriter(s) advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the limitation shall be applied as follows:

          (a) the last to be excluded from such registration shall be the securities of the Initiating Holders;

          (b) the second to last to be excluded from such registration shall be the Registrable Securities of the Other Rightsholders and DWH, among all such persons


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
       in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they held at the time of filing the registration statement; and

               (c) the first to excluded from such registration shall be all other security holders of Company and Company.

In the event that the number of shares of Registrable Securities of any Initiating Holder included in any registration is reduced below ninety percent (90%) of the shares requested to be included in such registration as a result of the allocations pursuant to this paragraph, then such registration shall not be deemed a registration for purposes of paragraph 16(b)(2) hereof. If Company or any Holder of Registrable Securities, officer, director or other shareholder who has requested inclusion in such registration as provided herein disapproves of the terms of any such underwriting, such person shall withdraw therefrom by written notice to Company, the underwriter(s) and the Initiating Holders. Any Registrable Securities or other securities excluded or withdrawn from such Underwriting shall also be withdrawn from such registration.

       19. If Company is required to use its reasonable best efforts to effect the registration of any Common Stock under the Act, it will use its reasonable best efforts to:

               (a) Prepare and file with the Securities and Exchange Commission ("Commission"), within ninety (90) days after the receipt of the written request for registration a registration statement with respect to such shares of Common Stock and cause such registration statement to become effective as hereinafter provided;

               (b) Prepare and file with the Commission all amendments and supplements to such registration statement and the prospectus used in connection therewith necessary

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
     to keep such registration statement effective for a period of 120 days and to comply with the provisions of the Act with respect to the disposition of all such shares of Common Stock covered by such registration statement whenever the Holders of the Registrable Securities desire to dispose of the same;

         (c) Furnish to the Holders of such Registrable Securities whatever numbers of copies of prospectuses, including one or more preliminary prospectuses, they need to comply with the Act, and all other documents they reasonably request in order to facilitate the disposition of such shares; and

         (d) Register or qualify the shares of Common Stock covered by such registration statement under the other securities or blue sky laws of any jurisdictions the Holders of the Registrable Securities reasonably request, and do all other necessary or advisable acts and things to enable such holders to consummate the disposition of such shares in the applicable jurisdictions, except that Company shall not be required to file a general consent to service in any such jurisdiction.

     20. Notices and requests delivered to Company pursuant to paragraph 18.(c), shall contain all information regarding the shares of Common Stock to be registered and the intended method of disposition of the Registrable Securities that is reasonably required in connection with the action to be taken.

     21. Except with respect to any registration initiated by Company, Company may delay the filing of a registration statement for not more than ninety (90) days from the date on which it would otherwise be required to do so if it notifies in writing the shareholder or shareholders requesting such registration that the filing of a registration statement would jeopardize or impair active negotiations in which Company is then engaged in good faith or which are impending or financial programs adopted by its Board of Directors of Executive Committee before the receipt of such request.

     22. If requested by the underwriters as a condition of the registration of any shares of Common Stock, the Holders of the Registrable Securities shall agree, if the officers, directors and any other selling shareholders of the Company also so agree:

          (a) Not to sell any such shares of Common Stock pursuant to the registration statement until ninety (90) days after the initial Public Offering, unless sooner permitted to do so by the managing underwriter or underwriters;

          (b) To comply with all requirements of the Act and of the Commission in connection with the offering and sale of such shares of Common Stock; and

          (c) If so required by Company, to effect sales of all such shares of Common Stock in an organized manner through a single broker or dealer, or a single syndicate or selling group of brokers and/or dealers, provided that any such required arrangement shall not prejudice any plan of distribution proposed by any of such holders.

     23. All registration expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by Company including, without limitation, all registration and filing fees, printing expenses, accounting fees, fees and disbursements of counsel for Company, blue sky fees and expenses, reasonable fees and expenses of one counsel for all selling Holders and other security holders for a "due diligence" examination, and expenses of any special audits incident to or required by any such registration. All selling expenses (i.e. underwriting discounts and selling commissions) shall be borne by the Holders, including Company, of the securities so registered pro rata on the basis of the number of their shares so registered provided, however, that the Holders and other shareholders requesting registration shall be required to pay any registration expenses pro rata on the basis of the number of their shares so included in the registration if, as a result of the withdrawal of a request for registration by Initiating Holders, unless such withdrawal is due to the misconduct of Company or due to an unforeseen material adverse change in the assets, business, condition or prospects of Company occurring prior to the effectiveness of the registration statement, in which case Company will continue to bear such expenses, the registration statement does not become effective, unless a majority-in-interest of the Holders elect to treat such registration as a registration pursuant to paragraph 16.(b)(2) hereof. Company will pay any stamp or stock transfer taxes which may be payable by reason of conversion of the principal sum of the Debenture by Obligee or the exercise of any Warrants.

     24. Each Holder of Registrable Securities shall furnish to Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance.

     25. The rights to cause Company to register securities granted to a Holder under paragraphs 14 and 16 hereof may be transferred or assigned by a Holder to any other Holder, including any general or limited partner of Obligee, provided that Company is given written notice at the time of or within a reasonable time after said transfer or assignment stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement.

     26. No fractional share shall be issued upon any conversion or exercise of Warrants. In lieu of the Debenture, Company shall pay by check to Obligee or the Warrant owner an amount equal to the value of such fractional share at the Conversion Price.

     27. The term "Common Stock" as used herein and in the Debenture shall mean the common stock of Company as such stock is constituted at the date of the Debenture or as it may from time to time be reclassified or changed, or shares of stock of any class, other securities and/or property into which the Debenture shall at any time become convertible, in whole or in part, pursuant to the provisions of the Debenture.

     28. By making the loan evidenced by the Debenture and by acquiring the Debenture, Obligee:

          (a) Represents and warrants that it is acquiring the Debenture, any Warrants issuable upon prepayment of the Debenture, and the shares of Common Stock issuable upon conversion of the Debenture for its own account for the purpose of investment and not with a view toward or for sale in connection with any distribution or resale of the Debenture;

          (b) Agrees not to sell the Debenture within twelve (12) month after date of the Debenture (as it is non-negotiable in any event);

               (c) Acknowledges having received written notice of its right to withdraw its acceptance without incurring any liability to Company, within two (2) business days after Obligee pays the initial consideration for the Debenture; and

               (d) Agrees that if the Debenture is converted, any certificates representing the Shares may bear legends and their transfer may be restricted in accordance with the Bylaws of Company and the applicable provisions of the Securities Act of 1933 and applicable state securities laws and regulations, and such other legend(s) as, in the opinion of counsel for Company, may be required from time to time.

     29. In the event and at such time as Obligee exercises its right to convert as set forth in the Debenture, Obligee shall be issued a warrant to purchase the same number of shares received upon conversion of the principal sum at the Conversion Price in effect immediately prior to such conversion. Such warrant shall expire on the Date of maturity and shall be substantially in the form attached hereto.

     30. Obligee acknowledges that it has received and reviewed copies of Company's Private Placement Memorandum dated June 15, 1995, Supplement thereto dated June 30, 1996, and Disclosure Memorandum dated August 8, 1996 (collectively the "Disclosure Documents"), and has had full opportunity to discuss Company's business with its officers and to obtain any information it deemed appropriate in connection with the acceptance of the Debenture and the conversion of the Debenture. Company represents and warrants that the Disclosure Documents do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained therein not misleading.

     31. Within thirty (30) days of the date hereof, Obligee covenants to take the appropriate steps to amend its name to a name not containing the words "Red Bell."

     32. Upon receipt of evidence satisfactory to Company of the loss, theft, mutilation or destruction of the Debenture, and in the base of loss, theft or destruction upon delivery of a bond of indemnity in form and amount reasonably satisfactory to Company, or in the case of mutilation upon surrender and cancellation of the Debenture, Company shall make and deliver to Obligee of the Debenture a debenture for a like aggregate principal amount, dated the date of the Debenture, in lieu of such lost, stolen, destroyed or mutilated Debenture.

     33. If any one or more of the following events (each hereinafter called an "Event of Default") shall occur and be continuing, namely:

          (a) default shall be made in the payment of principal or interest on the Debenture when and as the same shall become due and payable as herein or therein provided, and such default shall continue for a period of five
     (5) business days after written notice of such default has been given to Company; or

          (b) adjudication of Company as a bankrupt or insolvent; or entry of an order, not having been stayed by appeal or otherwise for sixty (60) days, appointing a receiver or trustee for Company or for all or any of its property, or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or of any state or of any other competent jurisdiction; or the filing by Company of a petition seeking any of the foregoing or consenting thereto; or the filing by Company of a petition to take advantage of any debtors' act; or the making by Company of a general assignment for the benefit of creditors; or admission by Company in writing of its inability to pay its debts as they mature; or

          (c) breach of any other obligation under this Agreement or the Debenture and such default shall continue for a period of twenty (20) business days after written notice of such default has been given to Company;

then and in every case, so long as such Event of Default has not been remedied, Obligee, by notice in writing mailed by mail or delivered to Company may declare the principal of the Debenture and the interest accrued thereon to be immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable, without presentment, demand, protest notice of protest, notice of dishonor or other notice of any kind, all of which are hereby expressly waived by Company, and Obligee may then institute any action, suit or other proceeding at law, in equity or otherwise which it shall deem necessary or proper for the protection of its interests.

     34. Neither any failure nor any delay on the part of Obligee in exercising any right, power or privilege under this paragraph shall operate as a waiver of the Debenture, nor shall a single or partial exercise of the Debenture preclude any other or further exercise of the same or the exercise of any other right, power or privilege. No waiver by Obligee of any result hereunder shall extend to or affect any right not expressly waived.

     35. No recourse shall be had for the payment of principal of or the interest on the Debenture, or for any claim based hereon, or otherwise in respect of the Debenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of Company or of any successor whether by virtue of any constitution, statute or penalty, or otherwise, all such liability being, by the acceptance of the Debenture and as part of the consideration for the issue of the Debenture, expressly waived and released.

     36. Company may not prepay the principal of the Debenture, in whole or in part, at any time prior to fourth anniversary of the date of the Debenture. Commencing on the fourth anniversary, Company may at any time and from time to time prepay the unpaid principal of the Debenture, in whole or in part, without penalty or premium.

     37. The remedies of Obligee as provided herein shall be cumulative and concurrent, and may be pursued singly, successively, or together, at the sole discretion of Obligee, and shall not be exhausted by any exercise of the Debenture but may be exercised as often occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

     38. Company waives presentment for payment, demand, notice of nonpayment, notice of protest, and protest of the Debenture, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of the Debenture except such notices as are specifically provided for herein and agrees that the liability shall be unconditional and shall not be in manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Obligee; and Company consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Obligee with respect to the payment or other provisions of the Debenture, or any part of the Debenture, or any property now or hereafter securing the Debenture with or without substitution.

     39. The Debenture may not be negotiated, pledged, assigned or transferred in whole or in part. Any attempt to negotiate, pledge, assign or transfer the Debenture or any rights hereunder, in any manner whatsoever, shall be void.

     40. Obligee shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Obligee, and then only to the extent specifically set forth therein, a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

     41. Any cash payment of the principal of and interest on the Debenture is hereby expressly subordinated in the right of payment to the prior payment in full of all present and future indebtedness of Company to any bank or other institutional lender that lends funds to Company ("Senior Debt"), except that Obligee shall be entitled to receive cash payments hereunder so long as Company is not in default with respect to such Senior Debt. Upon any distribution of Company's assets upon its dissolution, liquidation, or reorganization, whether in bankruptcy, insolvency, reorganization or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshalling of Company's assets and liabilities or otherwise,

          (a) All principal and interest due upon all Senior Debt shall first be paid in full, or payment of the Debenture provided for in money or money's worth, before Obligee is entitled to receive any payment upon the principal of or interest on the Debenture;

          (b) Any payment or distribution of Company's assets of any kind or character, whether in cash, property or securities, to Obligee in payment of the Debenture after payment in full of Senior Debt, shall be in pari passu with DWH with respect to its 9% convertible subordinated note, which for purposes of this paragraph 41 shall not exceed $600,000, but shall be senior to all other creditors of Company.

     42. All notices, requests, demands, or other communications provided for herein or under the Warrant attached hereto shall be in writing and shall be deemed to have been given three (3) business days after being sent by registered or certified mail, return receipt requested, addressed to the party intended, at its address first set forth above, or to any other address designated by notice.

     43. If any provision of the Debenture is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions of the Debenture, all of which shall be liberally construed in favor of Obligee in order to effect the provisions of the Debenture.

     44. The Debenture shall be governed by and construed and enforced in accordance with the law of Commonwealth of Pennsylvania.

     45. The word "Company" whenever occurring herein shall be deemed and construed to include its successors and assigns, and the word "Obligee" whenever occurring herein shall be deemed and construed to include the heirs, administrators, executors, personal representatives, successors and assigns of those persons constituting the Obligee.

     IN WITNESS WHEREOF, Company and Obligee have duly executed and delivered the Debenture the date and year first above written.

                                        COMPANY:
ATTEST:                                 RED BELL BREWING CO.


                                        By: /s/ James R. Bell
----------------------------            ----------------------------
Name:                                       Name: James R. Bell
Title:                                      Title: President
[Corporate Seal]


                                        OBLIGEE:
WITNESS:                                RED BELL PARTNERS, L.P.


/s/                                     /s/ James W. Kane, III
----------------------------            ----------------------------
                                            Name: James W. Kane, III
                                            Title: General Partner